UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 26, 2016
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Howard Street
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2016, Fitbit, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on five proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2016 (the “Proxy Statement”). Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 4, 2016 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 162,784,736 shares of Class A and Class B Common Stock, together representing a total of 681,194,249 votes, or more than 86% of the eligible votes as of the Record Date, and constituting a quorum.

At the Meeting, the Company’s stockholders voted on the following proposals:

1.     To elect five directors, all of whom are currently serving on the Company’s board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

2.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.    To re-approve the Internal Revenue Code of 1986, as amended (the “Code”), Section 162(m) limits of the Company’s 2015 Equity Incentive Plan to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m) of the Code.

4.    To hold a non-binding advisory vote on the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

5.    To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Park	634,423,508	2,248,723	44,522,018
Eric N. Friedman	634,279,964	2,392,267	44,522,018
Jonathan D. Callaghan	629,491,109	7,181,122	44,522,018
Steven Murray	635,161,148	1,511,083	44,522,018
Christopher Paisley	630,099,128	6,573,103	44,522,018

Each of the five nominees were elected to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
679,763,686	1,094,382	336,181

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. There were no broker non-votes on this matter.

Proposal 3: Re-approval of the Section 162(m) Limits of the 2015 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
606,191,990	30,276,087	204,154	44,522,018

The stockholders re-approved the Section 162(m) limits of the Company’s 2015 Equity Incentive Plan.

Proposal 4: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
635,011,505	1,268,324	392,402	44,522,018

The stockholders approved, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

Proposal 5: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
31,727,108	520,971	604,174,407	249,745	44,522,018

The stockholders approved, on a non-binding advisory basis, to hold future advisory votes on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	May 31, 2016	By:	/s/ Andy Missan
Name: Andy Missan
Title: Executive Vice President, General Counsel, and Secretary